Intangible Assets, Net - Schedule of Estimated Amortization Expense (Details)	Jun. 30, 2026 CNY (¥)	Jun. 30, 2026 USD ($)	Dec. 31, 2025 CNY (¥)
Schedule of Estimated Amortization Expense [Abstract]
For the six months ending December 31, 2026	¥ 150,943
Year ending December 31, 2027	301,886
Year ending December 31, 2028	50,316
Total expected amortization expense	¥ 503,145	$ 74,154	¥ 654,088